WT MUTUAL FUND
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund

Supplement Dated May 28, 2010 to the
Prospectuses Dated November 1, 2009
The information in this Supplement contains new and additional information beyond that in the Prospectuses of the Wilmington Prime Money Market Fund (“Prime Fund”), the Wilmington U.S. Government Money Market Fund (“U.S. Government Fund”) and the Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Fund”) (collectively the “Funds”), dated November 1, 2009, and should be read in conjunction with those Prospectuses.
In pursuing their investment objectives and implementing their investment strategies, the Funds comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”) (“Rule 2a-7”). The Securities and Exchange Commission (the “SEC”) has recently amended Rule 2a-7.
Effective May 28, 2010, all money market funds are required to comply with the revised SEC requirements regarding the liquidity of the Funds’ investments. Specifically, the Prime Fund and the U.S. Government Fund are each required to hold at least 10% of their Total Assets in “Daily Liquid Assets” and at least 30% of their Total Assets in “Weekly Liquid Assets”; the Tax-Exempt Fund is required to hold at least 30% of its Total Assets in “Weekly Liquid Assets.”
Daily Liquid Assets include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly Liquid Assets include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.
Also, effective May 28, 2010, new limits have been placed on the ability of money market funds to acquire “second-tier” securities. Specifically, the Funds are prohibited from: (i) investing more than 3% of their Total Assets in second-tier securities; (ii) investing more than 1/2 of 1% of their Total Assets in second-tier securities issued by any single issuer; and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.
Effective May 28, 2010, each Fund’s investments in illiquid securities will be limited to 5% of its Total Assets.
In addition, effective June 30, 2010, money market funds are required to limit their Dollar-Weighted Average Portfolio Maturity to 60 days or less and their Dollar-Weighted Average Life (portfolio maturity measured without reference to any rate adjustments for adjustable rate securities) to 120 days.
Rodney Square Management Corporation (the “Adviser”) monitors the deviation between a Fund’s amortized cost per share and its market-based NAV per share and reports the amount of these deviations to the Board of Trustees (the “Board”) of WT Mutual Fund. If the Board believes that the deviation may result in material dilution or unfair results to shareholders of the Fund, it will take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, suspending the redemption of shares and liquidating the Fund under Rule 22e-3 under the 1940 Act.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE